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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2004
                                                  -----------------------------

                        CIT Equipment Collateral 2004-VT1
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

      333-53688-03                                         83-0388773
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(Commission File Number)                       (IRS Employer Identification No.)

                           c/o CIT Financial USA, Inc.
                    1 CIT Drive, Livingston, New Jersey 07039
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              (Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (973) 740-5000
                                                    ----------------------------
                                       N/A
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         (Former name or former address, if changed since last report.)






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Item 8.01. Other Events.

          On September 20, 2004, JPMorgan Bank, as Indenture Trustee, made the monthly distribution to the holders of CIT Equipment Collateral 2004-VT1, Class
A-1 1.12% Receivables-Backed Notes, Class A-2 1.54% Receivable-Backed Notes,
Class A-3 2.20% Receivable-Backed Notes, Class A-4 2.70% Receivable Backed
Notes, Class B 1.96% Receivable-Backed Notes, Class C 2.10% Receivable-Backed
Notes and Class D 2.83% Receivables Backed Notes.

Item 9.01. Financial Statements and Exhibits.

          (c)  Exhibits.

          The following are filed herewith. The exhibit numbers correspond with
Item 601(b) of Regulation S-K.

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
Exhibit No.   Description                                                   Page
-----------   -----------                                                   ----
20            Monthly Report delivered by the Trustees to Securityholders   5
              in connection with distributions on September 20, 2004

99            Certificate of Servicing Officer

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CIT FINANCIAL USA, INC.,
                                         as Servicer

                                         /s/ WILLIAM G. DELANEY
                                         ---------------------------------------
                                         Name: William G. Delaney
                                         Title: Vice President

Dated: September 20, 2004






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                                INDEX TO EXHIBITS

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

Exhibit No.   Description
-----------   -----------
20            Monthly Report with respect to the September 20, 2004
              distribution.

99            Certificate of Servicing Officer
